EXHIBIT 2(b)

    ALARIS Medical Systems, Inc. hereby agrees to furnish to the Securities and Exchange Commission, upon its request, the schedules and exhibits to the Agreement and Plan of Merger dated June 24, 1998 by and among ALARIS Medical, Inc., ALARIS Medical Systems, Inc., Dr. Herbert and Mrs. Shirley Semler, Instromedix, Inc. and the shareholders of Instromedix, Inc. filed as Exhibit 2(a) to ALARIS Medical Systems, Inc.'s Form 8-K dated July 30, 1998.


                                              ALARISMEDICAL SYSTEMS, INC.

Date:    July 29, 1998                        By: /s/ William J. Mercer
                                                   William J. Mercer
                                                   President and CEO